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                                                                    EXHIBIT 10.7

                     SERIES E-1 CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT


                                      Among

                                NEUROMETRIX, INC.

                                       and

            THE SEVERAL PARTIES LISTED ON THE SIGNATURE PAGES HERETO

                          Dated as of December 20, 2002

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                                TABLE OF CONTENTS

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1.   AUTHORIZATION AND SALE OF SERIES E-1 PREFERRED STOCK..............................................1
     1.1     Authorization of Series E-1 Preferred Stock...............................................1
     1.2     Issuance and Sale of Series E-1 Preferred Stock...........................................1
     1.3     Sale of the Additional Shares.............................................................1

2.   THE CLOSINGS......................................................................................2
     2.1     The Initial Closing.......................................................................2
     2.2     The Additional Closing....................................................................2

3.   REPRESENTATIONS OF THE COMPANY....................................................................2
     3.1     Organization and Corporate Power..........................................................3
     3.2     Authorization.............................................................................3
     3.3     Capitalization............................................................................3
     3.4     Stockholder Lists and Agreements..........................................................5
     3.5     Subsidiaries..............................................................................5
     3.6     Title to Properties.......................................................................5
     3.7     Contracts and Commitments.................................................................5
     3.8     Proprietary Rights, Employee Restrictions.................................................6
     3.9     Effect of Transactions....................................................................7
     3.10    Litigation................................................................................7
     3.11    Outstanding Debt..........................................................................7
     3.12    Sale not Integrated.......................................................................7
     3.13    No Solicitation or Advertisement..........................................................7
     3.14    Securities Act Registration...............................................................7
     3.15    Compliance with Laws......................................................................8
     3.16    Books and Records.........................................................................8
     3.17    Brokerage.................................................................................8
     3.18    Employee Benefit Plans....................................................................8
     3.19    Employees.................................................................................8
     3.20    Registration Rights.......................................................................8
     3.21    Financial Statements......................................................................9
     3.22    Insurance.................................................................................9

4.   REPRESENTATIONS OF THE PURCHASERS.................................................................9
     4.1     Accredited Investor.......................................................................9
     4.2     Investment................................................................................9
     4.3     Suitability...............................................................................9
     4.4     Lack of Liquidity.........................................................................9
     4.5     Knowledge and Experience.................................................................10
     4.6     Access to Management.....................................................................10
     4.7     Jurisdiction of Organization.............................................................10
     4.8     Authority................................................................................10
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5.   CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS..................................................10
     5.1     Accuracy of Representations and Warranties...............................................10
     5.2     Performance..............................................................................10
     5.3     Opinion of Counsel.......................................................................10
     5.4     Stockholders Agreement; Board of Directors...............................................11
     5.5     Blue Sky Approvals.......................................................................11
     5.6     Certificates and Documents...............................................................11

6.   CONDITIONS TO THE OBLIGATIONS OF THE COMPANY.....................................................11
     6.1     Accuracy of Representations and Warranties...............................................11
     6.2     Performance..............................................................................12
     6.3     Stockholders Agreement...................................................................12

7.   COVENANTS OF THE COMPANY.........................................................................12
     7.1     Financial Statements, Reports, Etc.......................................................12
     7.2     Reserve for Conversion Shares............................................................13
     7.3     Corporate Existence......................................................................13
     7.4     Properties, Business, Insurance..........................................................13
     7.5     Inspection, Consultation and Advice......................................................14
     7.6     Transactions with Affiliates.............................................................14
     7.7     Expenses of Directors and Observers......................................................14
     7.8     Use of Proceeds..........................................................................14
     7.9     Board of Directors Meetings..............................................................14
     7.10    By-laws..................................................................................14
     7.11    Confidentiality and Non-compete Agreements...............................................15
     7.12    Compliance with Laws.....................................................................15
     7.13    Keeping of Records and Books of Account..................................................15
     7.14    Change in Nature of Business.............................................................15
     7.15    Taxes....................................................................................15
     7.16    Certain Restrictions.....................................................................15
     7.17    "Lock-Up" and Market Standstill..........................................................16
     7.18    Termination of Covenants.................................................................16

8.   RIGHT OF PARTICIPATION...........................................................................16
     8.1     Right of Participation...................................................................16
     8.2     Mechanics of Right of Participation......................................................17
     8.3     Termination of Right of Participation....................................................18

9.   REGISTRATION RIGHTS..............................................................................18
     9.1     "Piggy-Back" Registrations...............................................................18
     9.2     Demand Registrations.....................................................................19
     9.3     Registrations on Form S-3................................................................19
     9.4     Effectiveness............................................................................20
     9.5     Indemnification of Holder of Registrable Shares..........................................20
     9.6     Indemnification of Company...............................................................21
     9.7     Indemnification Procedures and Contribution..............................................21
     9.8     Exchange Act Registration................................................................23
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     9.9     Damages..................................................................................23
     9.10    Further Obligations of the Company.......................................................23
     9.11    Expenses.................................................................................25
     9.12    Transferability and Expiration of Registration Rights....................................25
     9.13    "Lock-Up" and Market Standstill..........................................................26
     9.14    Delay of Registration....................................................................26
     9.15    Future Investors.........................................................................27
     9.16    Information by Holder....................................................................27
     9.17    Conflict.................................................................................27

10.  WAIVER OF PREEMPTIVE RIGHTS; TERMINATION OF CERTAIN PROVISIONS OF SERIES E PURCHASE AGREEMENT;
     WAIVERS RELATED TO CERTAIN STOCK ISSUANCES.......................................................27

11.  SUCCESSORS AND ASSIGNS...........................................................................28

12.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.......................................................28

13.  EXPENSES.........................................................................................28

14.  NOTICES..........................................................................................28

15.  BROKERS..........................................................................................29

16.  NO CONDITIONS TO EFFECTIVENESS; ENTIRE AGREEMENT.................................................30

17.  AMENDMENTS AND WAIVERS...........................................................................30

18.  COUNTERPARTS.....................................................................................30

19.  CAPTIONS.........................................................................................31

20.  SEVERABILITY.....................................................................................31

21.  GOVERNING LAW....................................................................................31
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SCHEDULES:

Schedule I    Purchasers

EXHIBITS:

Exhibit A     Form of Amended and Restated Certificate of Incorporation
Exhibit B     Form of Amended and Restated By-laws
Exhibit C     NeuroMetrix, Inc. Capitalization Chart
Exhibit D     Disclosure Schedule
Exhibit E     Form of Confidentiality and Non-compete Agreement
Exhibit F     Form of Opinion of Goodwin Procter LLP
Exhibit G     Form of Fourth Amended and Restated Stockholders Agreement
Exhibit H     Calculation of Anti-dilution Adjustments

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                     SERIES E-1 CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT

     Series E-1 Convertible Preferred Stock Purchase Agreement (this "Agreement") dated as of December 20, 2002 by and among NeuroMetrix, Inc., a Delaware corporation (the "Company"), the several purchasers listed in Schedule I hereto (each such purchaser and each Additional Purchaser (as defined herein) a "Purchaser" and collectively, and together with the Additional Purchasers, the "Purchasers") and, solely for purposes of Sections 7 through 11, 14 and 17 through 21, Robert B. Schulz. For purposes of Sections 7, 8, 9 and 10, the term "Purchaser" or "Purchasers" shall be deemed to include Robert B. Schulz.

     In consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound by the terms and conditions of this Agreement, the parties hereto hereby agree as follows:

     1.   AUTHORIZATION AND SALE OF SERIES E-1 PREFERRED STOCK.

          1.1 AUTHORIZATION OF SERIES E-1 PREFERRED STOCK. The Company has, or before the Closing (as defined in Section 2) will have, duly authorized the sale and issuance of up to 2,333,333 shares of its Series E-1 Voting Convertible Preferred Stock, par value $0.001 per share (the "Series E-1 Preferred Stock"), having the rights, restrictions, privileges and preferences set forth in the Amended and Restated Certificate of Incorporation of the Company in the form of Exhibit A hereto (the "Restated Charter"), which includes the terms of all series of the Company's authorized preferred stock, par value $0.001 per share (the "Preferred Stock") that will be outstanding after giving effect to the Closing and which on or before the Closing will be duly filed with the Secretary of State of the State of Delaware.

          1.2 ISSUANCE AND SALE OF SERIES E-1 PREFERRED STOCK. Subject to the terms and conditions of this Agreement, at the Closing, the Company shall issue and sell to the Purchasers an aggregate of 1,333,334 shares of Series E-1 Preferred Stock (the "Shares"), and the Purchasers, severally and not jointly, shall purchase from the Company, at a purchase price of $1.50 per share, the number of shares of Series E-1 Preferred Stock set forth opposite such Purchaser's name in Schedule I. The aggregate purchase price to be paid by each Purchaser hereunder is set forth opposite such Purchaser's name in Schedule I.

          1.3    SALE OF THE ADDITIONAL SHARES. Subject to the provisions of
Section 2.2, from and after the Closing Date to and including September 30, 2003, the Company may issue and sell up to 1,000,000 additional shares of Series E-1 Preferred Stock (the "Additional Shares") at a price of $1.50 per share, which issuance and sale shall be made only to "accredited investors," as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Additional Purchasers"), and shall be in accordance with the terms and conditions set forth in this Agreement. The Company and the Purchasers agree that, in order to effect the sale of Additional Shares to the Additional Purchasers, each Additional Purchaser shall become a party to this Agreement, as amended, and a party to the Stockholders Agreement (as defined in Section

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5.4 hereof), as an "Investor," by executing a joinder agreement. Upon and after the issuance and sale of Additional Shares pursuant to this Section 1.3, for purposes of this Agreement, the term "Series E-1 Preferred Stock" shall be deemed to include such Additional Shares and the term "Purchaser" or "Purchasers," when used in this Agreement, shall respectively be deemed to include any Additional Purchasers.

     2.   THE CLOSINGS.

          2.1 THE INITIAL CLOSING. The closing of the sale and purchase of the Shares pursuant to this Agreement shall take place at the Boston office of Goodwin Procter LLP on December 20, 2002, or at such other time, date, and place as are mutually agreeable to the Company and the Purchasers (the "Closing"). The date the Closing occurs is hereinafter referred to as the "Closing Date." At the Closing, the Company shall deliver to each Purchaser a certificate representing the number of shares of Series E-1 Preferred Stock set forth opposite such Purchaser's name on Schedule I, registered in the name of such Purchaser. The purchase price to be paid by each such Purchaser for the shares of Series E-1 Preferred Stock to be so purchased shall be paid by wire transfer, certified or cashier's check or other method acceptable to the Company. If at the Closing any of the conditions specified in Section 5 of this Agreement shall not have been fulfilled, each Purchaser shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other right it may have by reason of such failure or such non-fulfillment. If at the Closing any of the conditions specified in Section 6 of this Agreement shall not have been fulfilled, the Company shall, at its election, be relieved of all of its obligations under this Agreement without thereby waiving any other right it may have by reason of such failure or such non-fulfillment.

          2.2 THE ADDITIONAL CLOSING. The closing of the sale and purchase of the Additional Shares shall take place at the Boston office of Goodwin Procter LLP on such date as is mutually agreed upon by the Company and the Additional Purchasers, but in no event later than September 30, 2003 (the "Additional Closing"). At the Additional Closing, the Company shall deliver to each Additional Purchaser a certificate representing the number of Additional Shares being purchased by such Additional Purchaser, registered in the name of such Additional Purchaser. The purchase price to be paid by each Additional Purchaser for the Additional Shares to be so purchased shall be paid by wire transfer, certified or cashier's check or other method acceptable to the Company. It shall be (and the joinder agreement referred to in Section 1.3 shall provide that it shall be) a condition to the Company's obligation to issue and sell Additional Shares to any Additional Purchaser that such Additional Purchaser (x) shall make the representations contained in Section 4 hereof with respect to such Additional Purchaser's purchase of Additional Shares and (y) such Additional Purchaser shall have become a party to the Stockholders Agreement as an "Investor" by executing and delivering to the Company and each other party thereto a joinder agreement.

     3. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to the Purchasers as follows:

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          3.1    ORGANIZATION AND CORPORATE POWER.The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a Material Adverse Effect. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted or contemplated to be conducted, to enter into and perform this Agreement and the Stockholders Agreement (as defined in Section 5.4 hereof) (collectively, the "Financing Documents") and generally to carry out the transactions contemplated hereby. The copies of the Company's Certificate of Incorporation prior to the filing of the Restated Charter (the "Existing Charter") and the Company's By-laws (the "Existing By-laws"), in each case as amended to date prior to the Closing, which have been furnished to counsel for the Purchasers by the Company, are correct and complete at the date hereof. The respective forms of the Restated Charter and Amended and Restated By-laws (the "Amended By-laws") which will be in effect on the Closing Date are set forth as Exhibits A and B hereto, respectively, and have been approved by all requisite corporate action (including stockholder action) on the part of the Company. The Company is not in violation of any term of the Existing Charter or the Existing By-laws, or in violation of any term of any agreement, instrument, judgment, decree, order, statute, rule or government regulation applicable to the Company or to which the Company is a party, where any violation, noncompliance or default would result in, either individually or in the aggregate, a material adverse effect on the financial condition, assets, liabilities, contractual rights or prospects of the Company (a "Material Adverse Effect").

          3.2 AUTHORIZATION. The Financing Documents are valid and binding obligations of the Company, enforceable in accordance with their terms. The execution, delivery and performance of the Financing Documents have been duly authorized by all necessary corporate or other action of the Company. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance, sale and delivery of the shares of the Company's Common Stock, par value $0.0001 per share (the "Common Stock"), issuable upon conversion of the Series E-1 Preferred Stock (the "Conversion Shares"), have been, or will be prior to the Closing, duly authorized and reserved for issuance, as the case may be, by all necessary corporate action on the part of the Company. The Shares when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, and the Conversion Shares, when issued, will be duly and validly issued, fully paid and non-assessable. Except for routine federal and state securities law filings which have been or will be duly and timely made, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or any other person or entity is required of the Company in connection with the execution and delivery of the Financing Documents, or the issuance, sale and delivery of the Shares in accordance with the terms of this Agreement or the consummation of any other transaction contemplated hereby or by the other Financing Documents.

          3.3    CAPITALIZATION.

                 (a) Immediately prior to the Closing and prior to the filing of the Restated Charter, the authorized capital stock of the Company consists of
(i) 30,000,000 shares of Common Stock, par value $0.0001 per share, of which 4,137,208 shares are issued and outstanding, and (ii) 18,831,430 shares of Preferred Stock, par value $0.001 per share, of which

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(A) 875,000 shares have been designated as Series A Voting Convertible Preferred
Stock (the "Series A Preferred Stock"), all of which shares are issued and outstanding, (B) 625,000 shares have been designated as Series B Voting Convertible Preferred Stock (the "Series B Preferred Stock"), all of which shares are issued and outstanding, (C) 2,850,000 shares have been designated as Series C-1 Voting Convertible Preferred Stock (the "Series C-1 Preferred
Stock"), all of which shares are issued and outstanding, (D) 1,148,100 shares have been designated as Series C-2 Non-Voting Convertible Preferred Stock (together with the Series C-1 Preferred Stock, the "Series C Preferred Stock"), all of which shares are issued and outstanding, (E) 6,222,220 shares have been designated as Series D Voting Convertible Preferred Stock (the "Series D Preferred Stock"), all of which shares are issued or outstanding, and (F) 7,111,110 shares have been designated as Series E Voting Convertible Preferred Stock, of which 4,444,445 shares are issued and outstanding.

                 (b) Immediately following the Closing, the authorized capital stock of the Company will consist of (i) 30,000,000 shares of Common Stock, par value $0.0001 per share, of which 4,137,208 shares will be issued and outstanding and (ii) 21,164,763 shares of Preferred Stock, par value $0.001 per share, of which (A) 875,000 shares have been designated as Series A Preferred Stock, all of which shares will be issued and outstanding, (B) 625,000 shares have been designated as Series B Preferred Stock, all of which shares will be issued and outstanding, (C) 2,850,000 shares have been designated as Series C-1 Preferred Stock, all of which shares are issued and outstanding, (D) 1,148,100 shares have been designated as Series C-2 Preferred Stock, all of which shares are issued and outstanding, (E) 6,222,220 shares have been designated as Series D Preferred Stock, all of which shares will be issued or outstanding, (F) 7,111,110 shares have been designated as Series E Preferred Stock, of which 4,444,445 shares will be issued and outstanding, and (G) 2,333,334 shares will be designated as Series E-1 Voting Convertible Preferred Stock, of which 1,333,334 shares will be issued and outstanding.

                 (c) All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with applicable federal and state securities laws.

                 (d) The NeuroMetrix, Inc. Capitalization Chart attached as Exhibit C hereto is consistent with the foregoing and accurately reflects all shares of capital stock of the Company which will be outstanding immediately after the Closing, and all shares of Common Stock issued or transferred to an optionee or recipient of a restricted stock award or authorized to be issued or transferred to an optionee or recipient of a restricted stock award pursuant to the Company's Amended and Restated 1996 Stock Option/Restricted Stock Plan (the "1996 Incentive Plan"), the Company's 1998 Equity Incentive Plan, as amended (the "1998 Incentive Plan"), and the Company's 1998-A Equity Incentive Plan (the "1998-A Incentive Plan" and, together with the 1996 Incentive Plan and the 1998 Incentive Plan, the "Incentive Plans") as of immediately after the Closing.

                 (e) Except as referred to above in this Section 3.3 and except as provided for in the Financing Documents, the License Agreement (as defined herein) or the Restated Charter, (i) there are no outstanding shares of capital stock or other securities of the Company, (ii) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock or other securities of the Company

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is authorized or outstanding, (iii) there is not any commitment or offer of the
Company to issue any such subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock or other securities any evidences of indebtedness or assets of the Company, (iv) the Company has no obligation (contingent of otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or other securities or any interest therein or to pay any dividend or make any other distribution in respect thereof and (v) there are no restrictions on the transfer of the Company's capital stock other than those arising from securities laws or contemplated by this Agreement. Except as contemplated by the Financing Documents, the Restated Charter or the License Agreement, no person or entity is entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock or other securities of the Company or (ii) any rights with respect to the registration of any capital stock or other securities of the Company under the Securities Act of 1933, as amended (the "Securities Act").

          3.4 STOCKHOLDER LISTS AND AGREEMENTS. Set forth on Section 3.4 of the Disclosure Schedule attached hereto as Exhibit D (the "Disclosure Schedule") is a true and complete list of all stockholders of the Company showing the number of shares of Common Stock or other securities held by each stockholder. Except as contemplated by the Financing Documents or the License Agreement, there are no agreements, written or oral, between the Company and any of the holders of the Company's capital stock, or between or among any holders of the Company's capital stock, relating to the acquisition, disposition or voting of such capital stock.

          3.5 SUBSIDIARIES. The Company has no subsidiaries and does not own directly or indirectly, any interest in any corporation, association or business entity.

          3.6 TITLE TO PROPERTIES. The Company owns no real property. Except as set forth on Section 3.6 of the Disclosure Schedule or in the Balance Sheet (as defined in Section 3.21), the Company has good and marketable title to all of its properties and assets, free and clear of mortgages, pledges, charges, liens, restrictions or encumbrances. All machinery and equipment included in such properties which is necessary to the business of the Company is in good condition and repair, ordinary wear and tear excepted, and all leases of real or personal property to which the Company is a party are fully effective and afford the Company peaceful and undisturbed possession of the subject matter of the lease.

          3.7    CONTRACTS AND COMMITMENTS.

                 (a)  Except for the Financing Documents, and as set forth on
Section 3.7 of the Disclosure Schedule, the Company (i) is not a party to any contract, obligation or commitment which involves a potential commitment in excess of $10,000 or which is otherwise material or not entered into in the ordinary course of business, and (ii) does not have any employment contracts; agreements relating to the acquisition, redemption, disposition or voting of the capital stock of the Company; financing agreements; licenses; distributor or sales representative agreements; agreements with officers, directors, employees or stockholders of the Company or persons or organizations related to or affiliated with any such persons; leases;

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agreements relating to product development; or pension, profit sharing, retirement or stock option plans.

                 (b) To the best of the Company's knowledge, none of the employees of the Company is a party to any outstanding contract, obligation or commitment with any prior employer.

     All agreements set forth or referred to in Section 3.7 of the Disclosure Schedule are valid, binding and in full force and effect as against the Company and the Company has no knowledge of any breach or anticipated breach by the other parties to the agreements set forth in the Disclosure Schedule where such breach or anticipated breach would have a Material Adverse Effect. The Company is not in default under any contract, obligation or commitment, where such default would have a Material Adverse Effect.

          3.8    PROPRIETARY RIGHTS, EMPLOYEE RESTRICTIONS.

                 (a) The Massachusetts Institute of Technology ("MIT") is the owner of certain patent rights relating to MIT Case No. 5773 "Apparatus and Methods for Non-Invasive Blood Analyte Measurement" by Gozani (the "Licensed Intellectual Property"). The Company has entered into an exclusive License Agreement with MIT dated June 3, 1996, as amended as of February 25, 1998 (the "License Agreement"), whereby the Company is the exclusive licensee of the Licensed Intellectual Property. Except as set forth in the License Agreement, no person or entity has any right or interest of any kind in or to any of the Licensed Intellectual Property. The Company is the sole and exclusive owner of the patent and trademark rights described in Section 3.8(a) of the Disclosure Schedule (together with the Licensed Intellectual Property, the "Intellectual Property"), free and clear of all liens, claims or encumbrances of any kind. The Company's rights in and to the Intellectual Property constitute all the rights with respect to intellectual property necessary for the Company to conduct its business as currently conducted or contemplated to be conducted, no claim is pending or, to the best of the Company's knowledge, threatened to the effect that the operations of the Company infringe upon or conflict with the rights of any other person under the Intellectual Property or under other patents, trademarks, trade names, copyrights or licenses or any other proprietary or intellectual property rights of others, and, to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). No claim is pending or, to the best knowledge of the Company, threatened to the effect that any Intellectual Property is invalid or unenforceable by the Company, and, to the best of the Company's knowledge, there is no basis for any such claim (whether or not pending or threatened). To the best of the Company's knowledge, no other person's operations infringe upon or conflict with the Intellectual Property. To the best of the Company's knowledge, all technical information developed by and belonging to the Company which has not been patented has been kept confidential.

                 (b)  (i) The License Agreement is in full force and effect,
(ii) the Company has been and is in compliance with its obligations thereunder and has heretofore delivered to the Purchasers a true and complete copy thereof,
(iii) there have been no amendments or modifications thereof and (iv) MIT has not breached the License Agreement.

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                 (c)  Except as set forth on Section 3.8(c) of the Disclosure
Schedule, each of the Company's existing or former employees and consultants has executed and delivered to the Company a Confidentiality and Non-compete Agreement substantially in the form of Exhibit E hereto. The Company is not aware of any violation of the confidentiality of any of its proprietary information. To the Company's knowledge, the Company has not made and is not making unlawful use of any confidential information or trade secrets of any past or present employees of the Company. To the Company's knowledge, the activities of the Company's employees on behalf of the Company do not violate any agreements or arrangements known to the Company which any such employees have with former employers.

          3.9 EFFECT OF TRANSACTIONS. The execution, delivery and performance by the Company of the Financing Documents will not conflict with or result in any default under any material contract, obligation or commitment of the Company, or any charter provision, bylaw or corporate restriction of the Company or result in the creation of any lien, charge or encumbrance of any nature upon any of the properties or assets of the Company. The Company's execution and delivery of the Financing Documents and its performance of the transactions contemplated thereby will not violate any instrument, agreement, judgment, decree, order, statute, rule or regulation of any federal, state or local government or agency applicable to the Company.

          3.10 LITIGATION. There is no litigation or governmental proceeding or investigation pending or, to the knowledge of the Company, threatened (a) against the Company affecting any of the Company's properties or assets, or (b) against any officer or key employee of the Company, (c) which could have a Material Adverse Effect, or (d) which may call into question the validity, or materially hinder the enforceability or performance, of the Financing Documents.

          3.11 OUTSTANDING DEBT. The Company has no outstanding indebtedness for borrowed money, and is not a guarantor or otherwise contingently liable for any such indebtedness. There exists no default under the provisions of any instrument evidencing any indebtedness, or any agreement relating thereto.

          3.12 SALE NOT INTEGRATED. The Company has not directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Shares in a manner that would require the registration of the Shares under the Securities Act.

          3.13 NO SOLICITATION OR ADVERTISEMENT. Neither the Company nor any person acting on its behalf has engaged, in connection with the offering of the Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          3.14 SECURITIES ACT REGISTRATION. Assuming that the representations and warranties of the Purchasers contained herein are true (including, without limitation, the correctness of such Purchaser's assumption in Section 4.2 hereof), it is not necessary in connection with the offer, sale and delivery of the Shares in the manner contemplated by this

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Agreement to register the Shares or the Conversion Shares under the Securities
Act or under applicable state securities or blue sky laws regulating the issuance or sale of securities.

          3.15 COMPLIANCE WITH LAWS. The Company has all franchises, permits, licenses and other rights and privileges from governmental authorities necessary to permit it to own its property and to conduct its business as it is presently conducted and as contemplated to be conducted, except where the failure to have any such franchises, permits, licenses or other rights or privileges would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not in violation of any law, regulation, authorization or order of any public authority relevant to the ownership of its properties or the carrying on of its business as it is presently conducted and as contemplated to be conducted, except for any such violation which would not, individually or in the aggregate, have a Material Adverse Effect.

          3.16 BOOKS AND RECORDS. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and its Board of Directors and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

          3.17 BROKERAGE. There are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

          3.18 EMPLOYEE BENEFIT PLANS. Except as set forth on Section 3.18 of the Disclosure Schedule, the Company does not maintain and never has contributed to any employee benefit plan as defined in Section 3(3) of Title I of the Employee Retirement Income Security Act of 1974, as amended.

          3.19 EMPLOYEES. Set forth on Section 3.19 of the Disclosure Schedule is a correct and complete list of all of the Company's full-time and part-time employees. Except as set forth on Section 3.19 of the Disclosure Schedule and except for the employment contract dated as of June 3, 1996, by and between the Company and Gozani (the "Gozani Employment Agreement"), no employment agreements have been entered into with any such employees. The Company is not aware that any officer of the Company whose termination would have a Material Adverse Effect intends to terminate his or her employment with the Company.

                 (a) (i) The Gozani Employment Agreement is in full force and effect, (ii) the Company is in compliance with its obligations thereunder and has heretofore delivered to the Purchasers a true and complete copy thereof,
(iii) there have been no amendments or modifications thereof and (iv) Gozani has not breached the Gozani Employment Agreement.

          3.20 REGISTRATION RIGHTS. Except as provided in this Agreement, and, prior to the effectiveness of clause (v) of Section 10 hereof, Section 9 of the Series E Purchase Agreement (as defined herein), the Company is not under any obligation to register under the Securities Act any securities of the Company.

          3.21 FINANCIAL STATEMENTS. The Company has previously provided the Purchasers with a true and complete copy of the unaudited balance sheet of the Company as of September 30, 2002 (the "Balance Sheet") and the statement of profit and loss for the period then ended (collectively, the "Financial Statements"), which are attached hereto as Section 3.21 of the Disclosure Schedule. The Financial Statements fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of the date thereof and for the period set forth therein, and are consistent in all material respects with the books and records of the Company.

          3.22 INSURANCE. The Company has insurance against such causalities and contingencies and of such types and in such amounts as it customary for companies similarly situated. The Company has "key-man" life insurance with a reputable insurer with respect to Gozani, providing for death benefits payable to the Company in the amount of $5 million. All of the insurance referred to above is in full force and effect.

     4. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser represents and warrants, severally and not jointly, to the Company as follows:

          4.1 ACCREDITED INVESTOR. Except as otherwise disclosed to the Company, such Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

          4.2 INVESTMENT. Such Purchaser is acquiring the Shares to be purchased by such Purchaser hereunder for such Purchaser's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, nor with any present intention of distributing or selling the same in violation of the Securities Act.

          4.3 SUITABILITY. Such Purchaser confirms that such Purchaser understands and has fully considered for purposes of this investment the risks of this investment and understands that (i) this investment is suitable only for an investor which is able to bear the economic consequences of losing its entire investment; (ii) the Company is an early-stage enterprise with limited operating history, and limited revenues and no net income from operations to date; (iii) the purchase of the Shares to be purchased by such Purchaser hereunder is a speculative investment which involves a high degree of risk of loss of the entire investment; and (iv) there are substantial restrictions on the transferability of, and there will be no public market for, the Shares, and accordingly, it may not be possible for such Purchaser to liquidate such Purchaser's investment in case of emergency.

          4.4 LACK OF LIQUIDITY. Such Purchaser confirms that it is able (i) to bear the economic risk of this investment, (ii) to hold the Shares to be purchased by such Purchaser hereunder for an indefinite period of time, and
(iii) presently to afford a complete loss of such Purchaser's investment. Such Purchaser has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect such Purchaser's ability to provide for such Purchaser's current needs and possible financial contingencies, and that such Purchaser's commitment to all speculative investments (including this one) is reasonable in relation to such Purchaser's net worth and/or annual income.

          4.5 KNOWLEDGE AND EXPERIENCE. Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision and can bear a complete loss of such Purchaser's investment.

          4.6 ACCESS TO MANAGEMENT. Such Purchaser confirms that, in making such Purchaser's decision to purchase its portion of the Shares, such Purchaser has relied solely upon independent investigations made by such Purchaser, and that such Purchaser has been given the opportunity to ask questions of, and to receive answers from, management or other persons acting on behalf of the Company concerning the Company and the terms and conditions of this investment, and to obtain any additional information, to the extent such persons possess such information.

          4.7 JURISDICTION OF ORGANIZATION. Such Purchaser (other than an individual Purchaser) is organized and has its principal place of business in, and if an individual Purchaser is a resident of, the state set forth in the address below its or his name on Schedule I hereto.

          4.8 AUTHORITY. Such Purchaser has full power and authority to execute, deliver and perform the Financing Documents to which such Purchaser is a party in accordance with their respective terms. Such Purchaser has not been organized, reorganized, or recapitalized specifically for the purpose of investing in the Company.

     5. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS. The obligations of each Purchaser under this Agreement are subject to the fulfillment, or the waiver by such Purchaser, of the conditions set forth in this Section 5 on or before the Closing Date.

          5.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Company contained in this Agreement shall be true and correct on and as of the Closing Date with the same effect as though such representation and warranty had been made on and as of that date.

          5.2 PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

          5.3 OPINION OF COUNSEL. The Purchasers shall have received an opinion from Goodwin Procter LLP, counsel to the Company, dated as of the Closing Date, addressed to each of them, and substantially in the form attached hereto as Exhibit F.

          5.4 STOCKHOLDERS AGREEMENT; BOARD OF DIRECTORS. The Fourth Amended and Restated Stockholders Agreement of even date herewith (the "Stockholders Agreement") by and among the Company, the Purchasers, Robert B. Schulz, Richard Thomas and Gozani shall have been executed and delivered in the form attached hereto as Exhibit G and shall be in full force and effect, and the Company's Board of Directors shall be comprised of the following persons: Gozani; David Douglass, who is the current initial Series D Preferred Designee (as defined in the Stockholders Agreement); William Laverack, Jr., who is the current Series C Preferred Designee (as defined in the Stockholders Agreement); Charles E. Harris, who is the current Series A/B Preferred Designee (as defined in the Stockholders Agreement); and Richard Thomas, who is a stockholder of the Company.

          5.5 BLUE SKY APPROVALS. The Company shall have received all requisite approvals, if any, of the securities authorities of each jurisdiction in which such approval is required, and such approvals shall be in full force and effect on the Closing Date.

          5.6 CERTIFICATES AND DOCUMENTS. The Company shall have delivered to the Purchasers:

                 (a) a copy of the Restated Charter, certified by the Secretary of State of the State of Delaware, and a certificate, as of the most recent practicable date, of the Secretary of State of the State of Delaware as to the Company's corporate good standing;

                 (b) a certificate of the Secretary of the Company dated as of the Closing Date, certifying as to (i) the incumbency of officers of the Company executing the Financing Documents and all other documents executed and delivered in connection herewith, (ii) a copy of the Amended By-laws, as in effect on and as of the Closing Date, and (iii) a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of the Financing Documents, all matters in connection with the Financing Documents and the transactions contemplated thereby; and

                 (c) a certificate, executed by the President of the Company as of the Closing Date, certifying to the fulfillment of all of the conditions to each Purchaser's obligations under this Agreement, as set forth in this Section 5.

     6. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company under this Agreement are subject to the fulfillment, or the waiver in writing by the Company, of the conditions set forth in this Section 6 on or before the Closing Date.

          6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained in Section 4 shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that date.

          6.2 PERFORMANCE. The Purchasers shall have performed and complied with all agreements contained in this Agreement required to be performed and complied with by them prior to or at the Closing.

          6.3 STOCKHOLDERS AGREEMENT. The Stockholders Agreement shall have been executed and delivered by each of the Purchasers and the other parties thereto.

     7. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the Purchasers that:

          7.1 FINANCIAL STATEMENTS, REPORTS, ETC.. The Company shall furnish to each Purchaser:

                 (a) within ninety (90) days after the end of each fiscal year of the Company, (i) a consolidated balance sheet of the Company and its subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company and (ii) a report showing the number of employees of the Company, by function, as of the end of such fiscal year;

                 (b) within thirty (30) days after the end of each month during each fiscal year, and within thirty (30) days after the end of each quarter in each fiscal year (other than the last quarter in each fiscal year) (i) a consolidated balance sheet of the Company and its subsidiaries and the related consolidated statements of income, stockholders' equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the chief financial officer of the Company, such consolidated balance sheet to be as of the end of such month or quarter, as applicable, and such consolidated statements of income, stockholders' equity and cash flows to be for such month or quarter, as applicable, and for the period from the beginning of the fiscal year to the end of such month or quarter, as applicable, in each case with comparative statements for the prior fiscal year and (ii) a report showing the number of employees of the Company, by function, as of the end of such periods. Such financial statements and head count reports shall also be presented in form comparative with the Company's budget for such periods;

                 (c) no later than forty-five (45) days prior to the start of each fiscal year, consolidated capital and operating expense budgets, cash flow projections, income and loss projections, and strategic plan updates for the Company and its subsidiaries in respect of such fiscal year, all itemized in reasonable detail and prepared on a monthly basis, and, promptly after preparation, any revisions to any of the foregoing;

                 (d) as soon as available and in any event within thirty (30) days after the beginning of each fiscal year, a business plan and an annual operating budget for the forthcoming fiscal year, and as soon as available and in any event within thirty (30) days after the beginning of such fiscal year, an annual comparison against the business plan and operating budget with respect to the prior fiscal year;

                 (e) promptly following receipt by the Company, each audit response letter, accountant's management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

                 (f) promptly after the commencement thereof, notice of all litigation or governmental proceeding or investigation of the type described in
Section 3.10 that could have a Material Adverse Effect;

                 (g) promptly upon sending, making available or filing the same, all press releases, reports, registration statements (in each case including any amendments thereto), other than registration statements on Form S-4, S-8 or similar forms, and financial statements that the Company sends or makes available to its stockholders or directors or files with the Securities and Exchange Commission (the "Commission");

                 (h) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries as such Purchaser reasonably may request; and

                 (i) promptly upon the occurrence thereof, written notice of any event which has a Material Adverse Effect.

          7.2 RESERVE FOR CONVERSION SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of all authorized shares of Preferred Stock and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of all such authorized shares of Preferred Stock from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all such authorized shares of Preferred Stock or otherwise to comply with the terms of this Agreement, without limitation of any remedies available to the Purchasers, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Stock.

          7.3 CORPORATE EXISTENCE. The Company shall maintain its corporate existence, rights and franchises in full force and effect.

          7.4 PROPERTIES, BUSINESS, INSURANCE. The Company shall maintain insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated. The Company shall maintain with a reputable insurer "key-man" life insurance with respect to Gozani providing for death benefits payable to the Company in an amount not less than $5 million.

          7.5 INSPECTION, CONSULTATION AND ADVICE. The Company shall permit, at reasonable times and upon reasonable notice, each Purchaser and such person as it may designate, at such Purchaser's expense, to visit and inspect any of the properties of the Company, examine its books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company (including management's proposed annual operating plans) with its officers, all at reasonable times and upon reasonable notice.

          7.6 TRANSACTIONS WITH AFFILIATES. Except for agreements or transactions contemplated by the Financing Documents, the Restated Charter or as otherwise approved by the Board of Directors (which shall include approval by a majority of the directors of the Company without a direct or indirect interest in the agreement or transaction), the Company shall not enter into any agreement or transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, any member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for agreements or transactions (i) entered into or consummated prior to the date hereof and previously disclosed to the Purchasers, (ii) which are nonmaterial and in the ordinary course of business or (iii) on customary terms related to such person's employment. For purposes hereof, an agreement or transaction shall be deemed to be nonmaterial if it and all other agreements or transactions (excluding, for this purpose, compensation under agreements relating to employment and other compensation arrangements approved by the Company's Board of Directors) between the Company and the person or entity in question during the fiscal year do not involve an amount in excess of $10,000.

          7.7 EXPENSES OF DIRECTORS AND OBSERVERS. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company and who was elected as a director solely or in part by the holders of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, or the Series D Preferred Stock, as the case may be, and each representative of Commonwealth and BancBoston (as defined in the Stockholders Agreement) who, pursuant to Section 2.3 of the Stockholders Agreement, is entitled to attend meetings of the Board of Directors of the Company, for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any Committee thereof.

          7.8 USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Shares solely for working capital needs consistent with financial budgets approved from time to time by the Company's Board of Directors.

          7.9 BOARD OF DIRECTORS MEETINGS. The Company shall use its best efforts to ensure that meetings of its Board of Directors are held at least four times each year and at least once each quarter.

          7.10 BY-LAWS. (a) Unless otherwise required by the laws of the State of Delaware, the Company shall at all times cause its by-laws (including the Amended By-laws) to provide that, (i) any two directors or (ii) any holder or holders of at least 25% of the outstanding shares of (A) Series A Preferred Stock and the Series B Preferred Stock (taken together), (B) Series C Preferred Stock, (C) Series D Preferred Stock, or (D) Series E Preferred Stock and Series E-1 Preferred Stock (taken together), shall have the right to call a meeting of the Board of Directors or stockholders and (b) the Company shall at all times cause its by-laws (including the Amended By-laws) to provide that the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of any series of Preferred Stock, as set forth in the Restated Charter, as amended from time to time. The Company shall at all times maintain provisions in its by-laws (including the Amended By-laws) and/or its certificate of incorporation as then in effect (including the Restated Charter) indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

          7.11 CONFIDENTIALITY AND NON-COMPETE AGREEMENTS. The Company shall use its best efforts to obtain a Confidentiality and Non-compete Agreement in substantially the form of Exhibit E from all future officers, key employees and other employees, as well as from consultants (with appropriate modification to reflect consultancy, rather than employee, status), who will have access to confidential information of the Company upon their employment, or retention as consultants, by the Company or any of its subsidiaries.

          7.12 COMPLIANCE WITH LAWS. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

          7.13 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          7.14 CHANGE IN NATURE OF BUSINESS. The Company shall not make any material change in the character of its business as of the date hereof.

          7.15 TAXES. The Company will pay, and hold the Purchasers harmless against liability for the payment of, any transfer or similar taxes payable in connection with the sale and issuance to the Purchasers of the Shares and the issuance of the Conversion Shares.

          7.16 CERTAIN RESTRICTIONS. Without the approval of the Designees (as defined in the Stockholders Agreement), the Company will not (i) redeem or otherwise acquire any shares of Common Stock (other than pursuant to (x) repurchases from former employees or consultants of the Company under the terms of stock plans or agreements approved by the Board of Directors of the Company (with the concurrence of the Designees) or (y) repurchases from stockholders of the Company pursuant to the terms of the Stockholders Agreement); (ii) grant any shares of Common Stock consisting of restricted stock, or any options to purchase Common

Stock, in excess of the number of Reserved Shares (as defined herein), (iii) become a party to any agreement which by its terms restricts the Company's performance of this Agreement, the Stockholders Agreement or the terms of the Restated Charter, (iv) make or agree to any amendment or waiver of any provision of the License Agreement or the Gozani Employment Agreement, (v) enter into any capital leases in any year which in the aggregate involve an amount in excess of $50,000 or (vi) incur any indebtedness in an amount exceeding $100,000 or which has a maturity of more than one year.

          7.17 "LOCK-UP" AND MARKET STANDSTILL. The Company shall use all reasonable efforts to obtain a "Lock-Up Agreement," satisfactory in form to the Purchasers, from all current and future employees who have or will be granted options and/or restricted stock awards under the 1996 Incentive Plan, the 1998 Incentive Plan or any other incentive plans that are adopted by the Company following the Closing.

          7.18 TERMINATION OF COVENANTS. The covenants of the Company's set forth in this Section 7 shall terminate and be of no further force or effect as to the Purchasers upon the consummation of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement on Form S-1 or Form SB-2 or their then equivalents under the Securities Act covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate net proceeds to the Corporation exceed $25,000,000 and in which the price per share equals or exceeds $6.00, such amount to be equitably adjusted upon the occurrence of any stock split, stock dividend, combination, reclassification, recapitalization, reorganization or other similar event (a "Qualified Public Offering").

     8.   RIGHT OF PARTICIPATION.

          8.1 RIGHT OF PARTICIPATION. The Company shall, prior to any proposed issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to each Purchaser by written notice the right, for a period of thirty (30) days, to purchase for cash at a price equal to the price or other consideration for which such securities are to be issued, a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such securities that are so convertible, exercisable or exchangeable), such Purchaser will continue to maintain its same proportionate equity ownership in the Company as of the date of such notice (treating each Purchaser, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to it upon conversion, exercise and exchange of all securities (including but not limited to the Shares) held by it on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons) ("Pro Rata Share"); provided, however, that the participation rights of the Purchasers pursuant to this Section 8.1 shall not apply to securities issued:

                 (a)  upon conversion of any of the shares of Preferred Stock;

                 (b) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision. are limited to additional shares of Common Stock;

                 (c) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

                 (d) pursuant to a firm commitment underwritten public offering;

                 (e) pursuant to and in accordance with Section 2 of this Agreement; or

                 (f) as the grant or issuance to directors, officers, employees or consultants of the Company or any subsidiary of options and/or restricted stock awards to purchase up to 893,927 shares (equitably adjusted in the event of any stock split, stock dividend, combination, reclassification, recapitalization, reorganization or other similar event with respect to the Common Stock) of Common Stock (the "Reserved Shares") pursuant to the Incentive Plans, or (i) the issuance (or transfer by Gozani to the optionee in the case of options granted pursuant to the 1996 Incentive Plan) of shares of Common Stock pursuant to the exercise of such options or the exercise of any options which are outstanding as of the date hereof (which issuance shall dilute all of the Company's stockholders on a pro rata basis) or (ii) the grant or issuance of additional options to directors, officers, employees and consultants of the Corporation or any subsidiary, or the issuance of shares of Common Stock pursuant to the exercise of such options (which issuance shall dilute all of the Company's stockholders on a pro rata basis), pursuant to any qualified or non-qualified stock option plan or agreement, stock purchase plan, employee stock ownership plan, restricted stock plan, stock appreciation right (SAR) plan, stock purchase agreement, stock restriction agreement, consulting agreement or other agreements or plans approved by a majority of the members of the Board of Directors of the Corporation then in office with the concurrence of the directors elected by the holders of Preferred Stock.

          8.2 MECHANICS OF RIGHT OF PARTICIPATION. Any Purchaser may accept the Company's offer as to the full number of securities required to be offered to it pursuant to Section 8.1 or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid thirty (30) day period, in which event the Company shall sell and such Purchaser shall buy, upon the terms specified, not later than the time such securities are sold to third parties as contemplated by the Company's offer, the number of securities agreed to be purchased by such Purchaser. Subject to and without limitation of the immediately preceding sentence, the Company shall be free at any time prior to ninety (90) days after the date of its notice of offer to such Purchaser, to offer and sell to any third party or parties the number of such securities not agreed by the Purchasers to be purchased by them, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Purchasers. However, if such third party sale or sales are not consummated within such ninety (90) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 8.2.

          8.3 TERMINATION OF RIGHT OF PARTICIPATION. The rights of the Purchasers under this Section 8 shall terminate and be of no further force or effect as to the Purchasers upon the consummation of a Qualified Public Offering.

     9.   REGISTRATION RIGHTS.

          9.1 "PIGGY-BACK" REGISTRATIONS. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act any of its equity securities, it shall send to each holder of Registrable Shares (as defined below), including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within twenty (20) days after receipt of such notice, such holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Shares such holder requests to be registered. Nothing herein shall be construed so as to require the Company, in connection with any proposed offering, to engage the services of an underwriter under this
Section 9.1 as, for example, if the Company shall file a registration statement under Rule 415 of the Securities Act without the services or engagement of any underwriter. "Registrable Shares" shall consist of any and all shares of Common Stock held by the Purchasers issued or issuable upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock or the Series E-1 Preferred Stock.

     If, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder; provided, however, that the Company shall not so exclude any Registrable Shares unless it has first excluded any securities to be offered and sold by officers and employees of the Company and any securities to be offered and sold by holders who do not have contractual rights to include such securities in such registration prior to or PARI PASSU with the holders of Registrable Shares.

     Any exclusion of Registrable Shares shall be made pro rata among the holders of Registrable Shares seeking to include such shares, in proportion to the number of such shares held by each such holder. No rights or restrictions under this Section 9.1 shall be construed to limit, and shall not apply to, any registration required under Section 9.2. The obligations of the Company under this Section 9.1 may be waived at any time upon the written consent of both (i) holders of a majority of the Registrable Shares then outstanding and (ii) each holder of 10% or more of the Registrable Shares then outstanding.

     This Section 9.1 shall not apply to a registration of shares of Common Stock on Form S-8 or Form S-4 or their then equivalents relating to an offering of shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or otherwise issuable in connection with any stock option or employee benefit plan.

          9.2 DEMAND REGISTRATIONS. Commencing upon the earlier of consummation of an initial public offering of shares of the Company's stock (an "IPO") or the second anniversary of the Closing (but not within six (6) months of the effective date of a registration statement), if on any occasion one or more holders of Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale Registrable Shares having an anticipated aggregate offering price of at least $2,000,000 (or $5,000,000 in the case of a registration pursuant to this Section 9.2 with respect to an IPO), the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder given within twenty (20) days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible.

     The Company shall not be required to effect more than two (2) registrations pursuant to this Section 9.2. If the Company determines to include shares to be sold by it or by other selling shareholders in any registration request pursuant to this Section 9.2, such registration shall be deemed to have been a "piggy back" registration under Section 9.1, and not a "demand" registration under this
Section 9.2 if the holders of Registrable Shares are unable to include in any such registration statement at least seventy-five percent (75%) of the Registrable Shares initially requested for inclusion in such registration statement.

     The holders of Registrable Shares to be registered in a registered public offering pursuant to this Section 9.2 shall have the right to select the managing underwriter(s) for such offering, provided that in the case of an IPO pursuant to this Section 9.2 such underwriter(s) shall be nationally recognized. If, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder; PROVIDED, HOWEVER, that the Company shall not so exclude any Registrable Shares unless it has first excluded any securities to be offered and sold by officers and employees of the Company or by holders who do not have contractual rights to include such securities in such registration prior to or PARi PASSU with the holders of Registrable Shares.

          9.3 REGISTRATIONS ON FORM S-3. In addition to the rights provided the holder of Registrable Shares in Sections 9.1 and 9.2 above, if the registration of Registrable Shares under the Securities Act can be effected on S-3 (or any similar form having similar requirements promulgated by the Commission), then upon the written request of one or more holders of at least a majority of the Registrable Shares, the Company will so notify each holder of Registrable Shares, including each holder who has a right to acquire Registrable Shares, and then shall use its best efforts to effect, as expeditiously as possible, qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify.

     The Company's obligations under this Section 9.3 shall expire eight (8) years after an IPO. Any offering of Registrable Shares pursuant to this Section
9.3 shall have a minimum market value (valued at the public offering price of the Company's securities as of the effective date of the registration statement for such Offering) of at least $2,000,000 of the securities so registered.

          9.4 EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for at least 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering in any Company primary offering, or nine (9) months in the case of a "shelf" registration statement on Form S-3 pursuant to Section 9.2 or 9.3) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

          9.5 INDEMNIFICATION OF HOLDER OF REGISTRABLE SHARES. In the event that the Company registers any offering of the Registrable Shares under the Securities Act, to the extent permitted by law, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided; will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registered offering.

     Notwithstanding the foregoing, the Company shall have no obligation to indemnify any such holder, underwriter or controlling person if (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of

Registrable Shares (in the case of indemnification of such holder), such underwriter (in the case of indemnification of such underwriter) or such controlling person (in the case of indemnification of such controlling person) expressly for use therein, or (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such holder of Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

     The indemnity provided in this Section 9.5 shall survive the transfer of any Registrable Shares by such holder or any termination of this Agreement.

          9.6 INDEMNIFICATION OF COMPANY. In the event that the Company registers any offering of Registrable Shares under the Securities Act, to the extent permitted by law, each holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company or any such underwriter within the meaning of
Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, but only to the extent that any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holders' obligations hereunder shall be limited to an amount equal to the proceeds received by such holder of Registrable Shares sold in any such registered offering.

          9.7    INDEMNIFICATION PROCEDURES AND CONTRIBUTION.

                 (a) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under Sections 9.5 or
9.6 above (an "Indemnified Party") in respect of which indemnity may be sought from any party required by the terms hereof to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel selected by the Indemnifying Party and reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there may be a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party, or that there may be defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnifying Party), the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

                 (b) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company or any holder of Registrable Shares exercising its rights under this
Section 9, makes a claim for indemnification pursuant to Section 9.5 or 9.6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that Section 9.5 or 9.6 provides for indemnification, then, in such case, the Company and such holder of Registrable Shares will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations or, if the allocation provided herein is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and any holder of Registrable Shares from the offering of the Securities covered by such registration statement. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (i) no such holder of Registrable Shares will be required to contribute any amount in excess of the lesser of (A) the amount for which such holder would have been liable pursuant to Section 9.6 if the indemnification provided for therein were enforceable in accordance with the terms thereof and (B) the proceeds received by such holder of Registrable Shares offered by it pursuant to such registration statement; and (ii) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11
(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          9.8 EXCHANGE ACT REGISTRATION. The Company shall timely file with the Commission such information as the Commission may require under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and in such event the Company shall use its best efforts to take all action pursuant to Rule 144(c) as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144(c), (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other publicly filed reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Shares without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Shares and timely filing of all reports required to be filed with the Commission within any applicable time period (such as Form 10-K, Form 10-Q and Form 8-K).

          9.9 DAMAGES. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Section 9 and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other person entitled to the benefits of this Section 9 requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Section 9.

          9.10 FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding Sections of this Section 9, the Company is required hereunder to register an offering of Registrable Shares, it agrees that it shall also do the following:

                 (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

                 (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or Blue Sky laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdictions where it is not then so qualified or to take any action which would subject it to local taxation or the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject or to conform the composition of its assets at the time to the securities or "Blue Sky" laws of any jurisdiction;

                 (c) Furnish to each selling holder a signed counterpart, addressed to the selling holders, of

                      (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                      (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

     covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, but the Company shall be obligated hereunder only to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

                 (d) Permit each selling holder of Registrable Shares or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them after reasonable advance notice and without undue interference with the operation of the Company's business;

                 (e) Furnish to each selling holder of Registrable Shares a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering of securities;

                 (f) Use its best efforts to ensure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc. (the "NASD"); and

                 (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

     Whenever under the preceding Sections of this Section 9 the holders of Registrable Shares are registering such shares pursuant to any registration statement, each such holder agrees to (i) timely provide to the Company, at its request, such written information and materials as it may reasonably request in order to effect the registration of such Registrable Shares and (ii) convert Preferred Stock to be included in any registration statement for shares of Common

Stock, such conversion to be effective at the closing of such offering pursuant to such registration statement.

          9.11 EXPENSES. The Company shall pay the Registration Expenses (as defined below) for registrations requested by any holders of Registrable Shares pursuant to Sections 9.1, 9.2 or 9.3 hereof. If a registration pursuant to
Section 9.2 is withdrawn at the request of the holders of Registrable Shares requesting it (other than as a result of information concerning the business or financial condition of the Company that is made known to such holders after the date on which such registration was requested) and if the holders of a majority of the Registrable Shares requested to be included in such registration elect not to have such registration counted as a registration requested under Section 9.2, the requesting holders of Registrable Shares shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares which were to have been included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expense incurred by the Company in complying with Section 9 of this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and one counsel for the selling holders of Registrable Shares, out-of-pocket expenses of the Company and the underwriters, state Blue Sky fees and expenses, and the expense of any special audits incidental to or required by any such registration, but excluding underwriting discount and selling commissions relating to the Registrable Shares and fees of more than one counsel for the selling holders of Registrable Shares. Such underwriting discounts and selling commissions shall be borne pro rata by the selling holders of Registrable Shares in accordance with the number of their Registrable Shares included in such registration.

          9.12 TRANSFERABILITY AND EXPIRATION OF REGISTRATION RIGHTS. For all purposes of this Agreement, the "holders of Registrable Shares" shall include each holder of Preferred Stock, and, in addition, any direct or indirect assignee or transferee of the Registrable Shares, who acquires (through an acquisition of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series E-1 Preferred Stock or upon conversion of any shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series E-l Preferred Stock) at least forty percent (40%) of the Registrable Shares relating to the shares of Series A Preferred Stock and/or Series B Preferred Stock and/or Series C Preferred Stock and/or Series D Preferred Stock and/or Series E Preferred Stock and/or Series E-1 Preferred Stock, as the case may be, originally purchased by such Purchaser pursuant to this Agreement, the Series E Purchase Agreement, the Series D Purchase Agreement, the Series C Convertible Preferred Stock Purchase Agreement dated February 26, 1998 by and among the Company, certain Purchasers and Robert B. Schulz, or the Stock Purchase Agreement dated June 3, 1996 by and between the Company and Harris & Harris Group, Inc.

     With respect to any Registrable Shares held by any transferee or assignee referred to in the preceding paragraph, the registration rights set forth in
Section 9.1 of this Agreement shall terminate and expire when any such transferee or assignee holds less than one percent (1.0%) of the outstanding Common Stock (calculated assuming conversion of any series of the Company's preferred stock), or such transferee or assignee is otherwise eligible to sell to the public such Registrable Shares pursuant to any of the provisions of Rule 144(k) of the Securities Act.

     For the purpose of determining under this Section 9.12 the number of Registrable Shares held by a transferee or assignee, the holdings of transferees and assignees of such partnership or limited liability company who are partners or members or retired partners of such partnership or limited liability company (including spouses and ancestors, lineal descendants and siblings of such partners or members or spouses who acquire Registrable Shares by gift, will or intestate succession) or otherwise associated with such partnership or limited liability company shall be aggregated together and with the holdings of such partnership or limited liability company.

          9.13 "LOCK-UP" AND MARKET STANDSTILL. Each holder of Registrable Shares agrees that in the event the Company proposes an initial public offering of any of its equity securities pursuant to a registration statement under the Securities Act (whether for its own account or the account of others, including the holders of Registrable Shares), and (i) if requested in writing by the Company and an underwriter of the proposed offering of Common Stock or other securities of the Company; and (ii) if all other "affiliates" and all five percent (5%) stockholders, directors, officers and other key management personnel similarly situated and who are not, affiliated with any holders of Registrable Shares are requested by the Company and such underwriter to sign, and actually do sign, any "Lock-Up Agreement" (each a "Lock-Up Agreement" and collectively, the "Lock-Up Agreements"), then such holder will agree to a restriction whereby he will not sell, grant any option or right to buy or sell, or otherwise transfer or dispose of in any manner, to the public in open market transactions, any Common Stock or other equity securities of the Company held by it during whatever time period is requested by the Company and the underwriter for restrictions on trading or transfer (the "Lock-Up Period") following the effective date of the registration statement of the Company filed under the Securities Act. The Company agrees that it will sign a Lock-Up Agreement upon substantially similar terms and conditions in the event of a registration effected pursuant to Section 9.2 or 9.3 hereof. Such agreements shall be in writing and in form and substance pursuant to customary and prevailing terms and conditions for such Lock-Up Agreements. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the Lock-Up Period. Such Lock-Up Period shall not exceed 180 days in length.

          9.14 DELAY OF REGISTRATION. For a period not to exceed 90 days (subject to the last paragraph of this Section 9.14), the Company shall not be obligated to prepare and file, or be prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment by the Board of Directors with the advice of counsel, reasonably believes:

                 (a) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (i) a pending or scheduled public offering or private placement of the Company's securities, (ii) an acquisition, merger, consolidation or similar transaction by or of the Company, (iii) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (iv) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

                 (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

     If the Company defers or delays the filing of a registration statement or the offering of Registrable Shares or if the Company abandons a registration statement pursuant to this Section 9.14, then such deferral, delay or abandonment right shall exist only so long as the condition giving rise to such right exists. If the Company chooses to abandon a registration statement pursuant to, and in accordance with, this Section 9.14 then such registration shall not be deemed to be a "demand" registration under Section 9.2.

          9.15 FUTURE INVESTORS. If subsequent to the date hereof, the Company grants to holders or prospective holders of its securities registration rights that are more favorable than the terms or provisions of this Section 9 are to the holders of Registrable Shares, this Section 9 shall be deemed to be automatically amended (without the necessity of any action on the part of the Company or the parties hereto) to grant to the holders of Registrable Shares such more favorable registration rights, in addition to those other rights set forth herein.

          9.16 INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration pursuant to this Section 9 shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          9.17 CONFLICT. In the event of a conflict between the provisions of this Section 9 and an underwriting agreement entered into by the Company and the holder(s) of Registrable Shares included in a registration pursuant to this
Section 9, the provisions of such underwriting agreement shall control.

     10. WAIVER OF PREEMPTIVE RIGHTS; TERMINATION OF CERTAIN PROVISIONS OF SERIES E PURCHASE AGREEMENT; WAIVERS RELATED TO CERTAIN STOCK ISSUANCES. Each Purchaser that is a party to the Series E Convertible Preferred Stock Purchase Agreement dated February 26, 2001, (the "Series E Purchase Agreement"), hereby
(i) waives the provisions of Section 8 "Right of Participation" in the Series E Purchase Agreement and such other provisions of the Series E Purchase Agreement, to the extent necessary to effectuate the provisions hereof and for the Company to issue the shares of Series E-1 Preferred Stock at the Closing and at any Additional Closing, (ii) confirms that such Purchaser has no preemptive or similar rights with respect to the issuance of any capital stock or other securities of the Company except those rights set forth in Section 8 of the Series E Purchase Agreement, (iii) confirms that, solely in connection with the issuance of the Shares or the Additional Shares or the adjustment of the Applicable Conversion Value (as defined in the Restated Charter) with respect to any series of Preferred Stock solely as a result of such issuance, such Purchaser, with respect to the shares of each series of Preferred Stock it holds prior to the Closing, has no right to an adjustment of the Applicable Conversion Value for such series of Preferred Stock other than any adjustment indicated on Exhibit H hereto; (iv) confirms that effective upon the Closing, the provisions of Sections 7 and 8 of the Series E Purchase Agreement shall be deleted in their entirety and be of no further force and effect and shall be superseded by the provisions of Sections 7 and 8 of this Agreement, provided that this clause (iv) shall not relieve a party to the Series E Purchase Agreement from liability for breach thereof prior to the date hereof; and (v) confirms that effective upon the Closing, (A) the provisions of Section 9 of the Series E Purchase Agreement shall be of no further force and effect and shall be superseded by the provisions of Section 9 of this Agreement such that each holder of Registrable Shares within the meaning of Section 9 of the Series E Purchase Agreement shall be considered a holder of Registrable Shares within the meaning of Section 9 of this Agreement, and (B) the Purchasers shall have no rights with respect to the registration of any capital stock or other securities of the Company under the Securities Act except those rights set forth in Section 9 of this Agreement.

     11. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall bind and inure to the benefit of the respective successors, assigns, heirs, executors, and administrators of the parties hereto.

     12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants, promises and agreements contained in this Agreement or in any other Financing Documents shall survive and remain in full force and effect after the Closing.

     13. EXPENSES. The Company shall pay at the Closing and at any Additional Closing the legal fees and expenses of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the affiliates of Whitney & Co. which are Purchasers hereunder, incurred in connection with the preparation of the Financing Documents, any additional documentation associated with the Additional Closing and the closing of the transactions contemplated hereby. The Company shall also pay at the Closing and at any Additional Closing the legal fees and expenses of Goodwin Procter LLP, counsel to the Company, incurred by the Company and such counsel in the preparation, review and negotiation of all documents and matters relating to the transactions contemplated hereby.

     14. NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be delivered by hand, by telecopier, by overnight mail or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

                 (a)  If to the Company:

                           NeuroMetrix, Inc.
                           62 Fourth Avenue
                           Waltham, MA 02451
                           Attention:  Shai N. Gozani, M.D., Ph.D.,
                           Chief Executive Officer
                           Telephone No.: (781) 890-9989
                           Telecopier No.: (781) 890-1556

     (or at such other address as may have been furnished in writing to the parties by the Company),

                           with a copy to:

                           H. David Henken, P.C.
                           Goodwin Procter LLP
                           Exchange Place
                           Boston, MA 02109
                           Telecopier No.: (617) 570-1672

                 (b)  If to the Purchasers, at their address listed on
Schedule I:

     (or at such other address as may have been furnished to the parties in writing by such Purchaser)

                           with, in the case of Whitney & Co.
                           and its affiliates, a copy to
                           Whitney & Co's special counsel:

                           Kent A. Coit, Esq.
                           Skadden, Arps, Slate, Meagher & Flom LLP
                           One Beacon Street
                           Boston, MA 02108
                           Telecopier No.: (617) 573-4822

                 (c)  If to Robert B. Schulz:

                           Robert B. Schulz
                           50 Georgian Court
                           Stamford, CT 06903
     (or at such other address as may have been furnished to the parties by Robert B. Schulz).

     Notices provided in accordance with this Section 14 shall be deemed delivered upon personal delivery, receipt by telecopy or overnight mail, or 72 hours after deposit in the mail in accordance with the above.

     15. BROKERS. The Company and each Purchaser (i) represent and warrant to the other that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) shall indemnify and hold harmless the other from and against any and all claims, liabilities, or obligations with respect to brokerage or finders' fees or commissions or consulting fees in connection with the transactions contemplated by this Agreement, asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

     16. NO CONDITIONS TO EFFECTIVENESS; ENTIRE AGREEMENT. There are no conditions to the effectiveness of this Agreement. This Agreement, together with the instruments and other documents hereby contemplated to be executed and delivered in connection herewith, contain the entire agreement and understanding of the parties hereto, and supersede any prior agreements or understandings between or among them, with respect to the subject matter hereof.

     17. AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and of Purchasers holding not less than 66 2/3 % of the total number of shares of Common Stock held by the Purchasers on an as-converted basis; provided, however, (i) this Agreement may not be amended so as to require a Purchaser to purchase additional Shares without the prior written consent of such Purchaser, (ii) the amendment or waiver of any of the provisions of Sections 10, 11, 14 and 17 through 21 (either generally or in a particular instance and either retroactively or prospectively) shall require the written consent of the Company and of Purchasers (including, for purposes of this clause
(ii), Robert B. Schulz) holding not less than 66 2/3 % of the total number of shares of Common Stock held by the Purchasers on an as converted basis; (iii) any Purchaser may, without the consent of any other Purchaser, existing Company stockholder or the Company, waive, solely with respect to such Purchaser, any provision hereof which is for the benefit of such Purchaser, (iv) Robert B. Schulz may, without the written consent of any Purchaser or the Company, waive, solely with respect to himself, any provision hereof which is for his benefit, and (v) except as otherwise provided in the immediately preceding clauses (iii) and (iv), the provisions of Sections 7, 8 and 9 may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the written consent of (a) the holders of a majority of the total number of outstanding shares of Series A Preferred Stock and Series B Preferred Stock (and/or shares of Common Stock into which such shares have been converted), voting together as a single series, (b) the holders of a majority of the total number of outstanding shares of Series C Preferred Stock in the aggregate (and/or shares of Common Stock into which such shares have been converted), (c) the holders of a majority of the total number of outstanding shares of Series D Preferred Stock in the aggregate (and/or shares of Common Stock into which such shares have been converted), and (d) the holders of a majority of the total number of outstanding shares of Series E Preferred Stock and Series E-1 Preferred Stock (and/or shares of Common Stock into which such shares have been converted), voting together as a single series. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

     19. CAPTIONS. The captions of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     20. SEVERABILITY. Each provision of this Agreement shall be interpreted in such manner as to validate and give effect thereto to the fullest lawful extent, but if any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective only to the extent so determined and such invalidity or unenforceability shall not affect the remainder of such provision or the remaining provisions of this Agreement.

     21. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of law principles.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Series E-1 Convertible Preferred Stock Purchase Agreement as an instrument under seal as of the date first above written.

                                NEUROMETRIX, INC.


                                By: /s/ Shai N. Gozani
                                   --------------------
                                   Name:  Shai N. Gozani, M.D., Ph.D.
                                   Title: Chief Executive Officer


                                PURCHASERS:


                                WHITNEY STRATEGIC PARTNERS III, L.P.
                                By: J.H. Whitney Equity Partners L.L.C.,
                                    Its General Partner


                                By: /s/ William Laverack, Jr.
                                   --------------------------
                                   Name:  William Laverack, Jr.
                                   Title: Managing Member


                                J.H. WHITNEY III, L.P.
                                By: J.H. Whitney Equity Partners L.L.C.,
                                    Its General Partner


                                By: /s/ William Laverack, Jr.
                                   --------------------------
                                   Name:  William Laverack, Jr.
                                   Title: Managing Member


                                HARRIS & HARRIS GROUP, INC.


                                By: /s/ Mel P. Melsheimer
                                   ----------------------
                                        Name:. Mel P. Melsheimer
                                        Title: President


                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                DELPHI VENTURES IV, L.P.
                                By:  Delphi Management Partners IV, L.L.C.,
                                     Its General Partner


                                By: /s/ David Douglass
                                   -------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                DELPHI VENTURES IV, L.P.
                                By:  Delphi Management Partners IV, L.L.C.,
                                     Its General Partner


                                By: /s/ David Douglass
                                   -------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                BANCBOSTON VENTURES INC.


                                By: /s/ John B. McCormick
                                   ----------------------
                                   Name:  John B. McCormick
                                   Title: Vice President


                                MASSACHUSETTS INSTITUTE OF TECHNOLOGY

                                By: /s/ Allan S. Bufferd
                                   ---------------------
                                   Name:  Allan S. Bufferd
                                   Title: Treasurer


                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                COMMONWEALTH CAPITAL VENTURES II L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   ---------------------
                                   Name:  Jeffrey M. Hurst
                                   Title: General Partner


                                CCV II ASSOCIATES L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   ---------------------
                                   Name:  Jeffrey M. Hurst
                                   Title: General Partner


                                PARTY SOLELY FOR PURPOSES OF SECTIONS
                                7 THROUGH 11, 14 AND 17 THROUGH 21


                                 /s/ Robert B. Schulz
                                ---------------------
                                Robert B. Schulz


                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                   SCHEDULE I

                                   PURCHASERS

                                                                      PRO RATA
                                          HOLDINGS PRIOR  RELATIVE  NUMBER OF E-1
INVESTOR AND PRINCIPAL PLACE OF BUSINESS    TO CLOSING     SHARE        SHARES     PURCHASE PRICE
----------------------------------------  --------------  --------  -------------  --------------
MASSACHUSETTS INSTITUTE OF TECHNOLOGY          1,264,090      7.66%       102,142  $   153,213.00
Office of the Treasurer
238 Main Street
Suite 200
Cambridge, MA 02142-1012

HARRIS & HARRIS GROUP, INC.                    2,914,765     17.66%       235,521  $   353,281.50
One Rockefeller Plaza
Rockefeller Center
New York, NY  10020

WHITNEY STRATEGIC PARTNERS III, L.P.             161,310      0.98%        13,034  $    19,551.00
177 Broad Street
Stamford, CT 06901

J.H. WHITNEY III, L.P.                         6,694,245     40.57%       540,914  $   811,371.00
177 Broad Street
Stamford, CT  06901

DELPHI VENTURES IV, L.P.                       2,177,335     13.20%       175,935  $   263,902.50
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, CA 94025

DELPHI BIOINVESTMENTS IV, L.P.                    44,890      0.27%         3,627  $     5,440.50
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, CA 94025

COMMONWEALTH CAPITAL VENTURES II, L.P.         1,185,820      7.19%        95,818  $   143,727.00
20 William Street
Wellesley, MA 02181

CCV II ASSOCIATES L.P.                            58,625      0.36%         4,737  $     7,105.50
20 William Street
Wellesley, MA 02181

BANCBOSTON VENTURES, INC.                      2,000,000     12.12%       161,606  $   242,409.00
175 Federal Street
Boston, MA 02110

----------------------------------------  --------------  --------  -------------  --------------
                                   Total      16,501,080       100%     1,333,334  $ 2,000,001.00
----------------------------------------  --------------  --------  -------------  --------------

                          CONSENT, WAIVER AND AMENDMENT

     This CONSENT, WAIVER AND AMENDMENT (this "Agreement") is entered into as of May 21, 2003, by and among NeuroMetrix, Inc., a Delaware corporation (the "Company") and the undersigned Purchasers and Stockholders (such Purchasers and Stockholders, together with the Company, the "Parties"). All capitalized terms used and not defined herein shall have the meaning ascribed to such terms in the Series E-1 Convertible Preferred Stock Purchase Agreement, dated December 20, 2002, by and among the Company and the investors identified therein (the "Purchase Agreement") or, if not defined in the Purchase Agreement, then in the Fourth Amended and Restated Stockholders Agreement, dated December 20, 2002, by and among the Company and the Stockholders party thereto (the "Stockholders Agreement").

     WHEREAS, within the meaning of Section 17 of the Purchase Agreement, the undersigned Purchasers hold in the aggregate no less than 66 2/3 % of the total number of shares of Common Stock held by the Purchasers on an as-converted basis and a majority of the total number of outstanding shares of each class of Preferred Stock;

     WHEREAS, within the meaning of Section 3.8 of the Stockholders Agreement, the undersigned Purchasers and Stockholders constitute holders of a majority of the shares of capital stock of the Company subject to the Stockholders Agreement and include each holder of 10% or more of the total number of outstanding shares of Preferred Stock;

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. CONSENT AND WAIVER. The Parties hereby consent to, and waive (on their own behalf and on behalf of all other persons for whom the Parties have the right to undertake a consent and waiver) any all rights they may have (including without limitation any rights of first refusal and participation or preemptive rights) to the extent necessary to effectuate the Company's execution, delivery and performance of its obligations under, that certain Loan and Security Agreement by and between the Company and Lighthouse Capital Partners IV, L.P. (the "Lender"), that certain Warrant made by the Company in favor of the Lender and any and all other documents necessary or appropriate in connection therewith. Without limiting the foregoing, the Parties hereby agree that:

                 (a) The Company may grant to the holder of the Warrant (the "Holder"), on a pari passu basis with all other parties to Section 9 of the Purchase Agreement, as amended from time to time (the "Rights Agreement"), all the registration and related rights of a "holder of Registrable Shares" under the Rights Agreement, and may agree that any and all shares of Common Stock held by the Holder issued or issuable upon conversion of the shares of Preferred Stock issued or issuable upon the exercise of the Warrant (or, if the Warrant becomes a warrant to purchase shares of Common Stock, Common Stock issued or issuable upon the exercise of the Warrant) shall be "Registrable Shares" within the meaning of the Rights Agreement, provided that the Holder agrees to comply with all obligations of a holder of

Registrable Shares under the provisions of the Rights Agreement, including without limitation the "Lock-Up" and Market Standstill provisions in Section
9.13 of the Rights Agreement.

                 (b) Notwithstanding Section 3.9 of the Stockholders Agreement, the Holder need not become a party to the Stockholders Agreement.

                 (c) Neither the issuance of the Warrant nor the issuance of any shares of capital stock on exercise of the Warrant shall require any adjustment of the Applicable Conversion Value for any series of Preferred Stock.

     2.   AMENDMENT OF PURCHASE AGREEMENT

                 (a) The Company and the Purchasers agree that Section 1.3 of the Purchase Agreement is hereby amended by replacing "1,000,000 additional shares" with "600,000 additional shares."

                 (b) The Company and the Purchasers agree that Section 7.1(a) of the Purchase Agreement is hereby amended by replacing "within ninety (90) days after the end of each fiscal year" to "within one hundred twenty (120) days after the end of each fiscal year."

     3. GOVERNING LAW. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to its conflicts of law principles.

     4. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent, Waiver and Amendment as an instrument under seal as of the date first above written.

                                NEUROMETRIX, INC.


                                By: /s/ Shai N. Gozani
                                   -------------------
                                   Name:  Shai N. Gozani, M.D., Ph.D.
                                   Title: Chief Executive Officer


                                PURCHASERS:


                                WHITNEY STRATEGIC PARTNERS III, L.P.
                                By: J.H. Whitney Equity Partners L.L.C.,
                                    Its General Partner


                                By: /s/ William Laverack, Jr.
                                   --------------------------
                                   Name:  William Laverack, Jr.
                                   Title: Managing Member


                                J.H. WHITNEY III, L.P.
                                By: J.H. Whitney Equity Partners L.L.C.,
                                    Its General Partner


                                By: /s/ William Laverack, Jr.
                                   --------------------------
                                   Name:  William Laverack, Jr.
                                   Title: Managing Member


                                HARRIS & HARRIS GROUP, INC.


                                By: /s/ Charles E. Harris
                                   ----------------------
                                        Name:. Charles E. Harris
                                        Title: Chairman and CEO

                                DELPHI VENTURES IV, L.P.
                                By: Delphi Management Partners IV, L.L.C.,
                                    Its General Partner


                                By: /s/ David Douglass
                                   ------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                DELPHI VENTURES IV, L.P.
                                By: Delphi Management Partners IV, L.L.C.,
                                    Its General Partner


                                By: /s/ David Douglass
                                   ------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                BANCBOSTON VENTURES INC.


                                By: /s/ John B. McCormick
                                   ----------------------
                                   Name:  John B. McCormick
                                   Title: Vice President


                                MASSACHUSETTS INSTITUTE OF TECHNOLOGY

                                By: /s/ Allan S. Bufferd
                                   ---------------------
                                   Name:  Allan S. Bufferd
                                   Title: Treasurer

                                COMMONWEALTH CAPITAL VENTURES II L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   ---------------------
                                   Name:  Jeffrey M. Hurst
                                   Title: General Partner


                                CCV II ASSOCIATES L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   ---------------------
                                   Name:  Jeffrey M. Hurst
                                   Title: General Partner


                                /s/ Robert B. Schulz
                                --------------------
                                Robert B. Schulz

                                STOCKHOLDERS:


                                /s/ Shai N. Gozani
                                ------------------
                                Shai N. Gozani, M.D., Ph.D.


                                /s/ Richard J. Thomas
                                ---------------------
                                Richard J. Thomas

                       AMENDMENT TO SERIES E-1 CONVERTIBLE
                       PREFERRED STOCK PURCHASE AGREEMENT

     This AMENDMENT (the "Amendment") to the Series E-1 Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement"), dated as of December 20, 2002, by and among NeuroMetrix, Inc. (the "Company") and the Purchasers (as defined in the Purchase Agreement), and amended by the Consent, Waiver and Amendment, dated as of May 21, 2003, by and among the Company, the Purchasers and the Stockholders (as defined therein), is made as of March 12, 2004, by and among the Company and the Purchasers. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     WHEREAS, the parties desire to amend the Purchase Agreement in various respects to facilitate the sale of additional shares of Series E-1 Preferred Stock.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     Section 1.  AMENDMENTS.

                 (a) Section 1.1 of the Purchase Agreement is hereby amended by inserting the following sentence at the end of Section 1.1: "The Company, before the first Additional Closing (as defined in Section 2.2) will have duly authorized the sale and issuance of up to an additional 6,050,771 shares of Series E-1 Preferred Stock which, taken together with the 1,000,000 additional shares of Series E-1 Preferred Stock authorized prior to the initial Closing for issuance in one or more Additional Closings, shall constitute a total of 7,050,771 additional shares of Series E-1 Preferred Stock authorized and issuable in one or more Additional Closings."

                 (b) Section 1.3 of the Purchase Agreement is hereby amended by replacing the first sentence with: "Subject to the provisions of
          Section 2.2, on one or more dates from and after the Closing Date to and including March 31, 2004, the Company may issue and sell up to 7,050,771 additional shares of Series E-1 Preferred Stock (the "Additional Shares") at a price of $1.50 per share, which issuance and sale shall be made duly to "accredited investors," as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Additional Purchasers"), and shall be in accordance with the terms and conditions of this Agreement."

                 (c) Section 2.2 of the Purchase Agreement is hereby amended by replacing the first sentence with: "The closing(s) of the sale and purchase of Additional Shares shall take place at the Boston office at Goodwin Procter LLP on such date or dates as mutually agreed by the Company and the relevant Additional Purchasers, but in no event later than March 31, 2004 (each such closing, an "Additional Closing")."

                 (d) Section 2.2 of the Purchase Agreement is hereby further amended by inserting the following sentence at the end of Section 2.2:
          "Any Purchaser that participates in an Additional Closing shall be deemed to reaffirm, as of the date of such Additional Closing, the representations made by it in Section 4 of the Purchase Agreement."

                 (e) Section 3 of the Purchase Agreement is hereby amended by inserting at the end of the lead sentence: "as of the Closing Date".

     Section 2. PURCHASE OF ADDITIONAL SHARES. Each investor (each, an "Investor") identified on the schedule of purchasers attached as EXHIBIT A hereto agrees to purchase, and the Company agrees to sell, the number of shares of Series E-1 Preferred Stock identified next to such Investor's name on EXHIBIT A in the column labeled "Actual Number of Additional E-1 Shares" in exchange for payment (in cash or by wire transfer of immediately available funds) the purchase price specified on EXHIBIT A. The closing of such investments shall occur as of the date hereof. Notwithstanding the foregoing, BancBoston Ventures, Inc. ("BancBoston") shall have the right, but not the obligation, to purchase all or a portion of the shares of Series E-1 Preferred Stock identified next to its name on EXHIBIT A in the column labeled "Actual Number of Additional E-1 Shares" (the "BancBoston Pro Rata Shares"), provided, however, that any such purchase shall be consummated no later than March 23, 2004. To make its election, BancBoston must notify the Company in writing by March 23, 2004; failure to notify the Company by such date shall be deemed to be an election not to purchase any of the BancBoston Pro Rata Shares. To the extent that BancBoston elects not to purchase all of the BancBoston Pro Rata Shares, the Company shall offer such shares not so elected to be purchased by BancBoston (the "Available Shares") in an aggregate amount up to 433,333 of the Available Shares to Whitney Strategic Partners III, L.P., J.H. Whitney III, L.P. and their affiliates. Thereafter, the Company may elect to offer any remaining Available Shares to those persons that have purchased Additional Shares or have elected to purchase Available Shares pursuant to the preceding sentence. The closing of any purchase of Available Shares shall take place on or prior to March 31, 2004.

     Section 3. CONFIRMATION OF OPERATION OF PARTICIPATION RIGHTS AND ANTIDILUTION ADJUSTMENTS. Each Purchaser hereby (i) confirms that the issuance of any stock pursuant to this Amendment and any Additional Closing pursuant to the Purchase Agreement, as amended, shall not result in the right of any Purchaser to exercise its participation rights under Section 8 of the Purchase Agreement, (ii) consents to, and waives any provisions of the Purchase Agreement that would otherwise restrict, the amendment of the Purchase Agreement pursuant to this Amendment and the consummation of one or more Additional Closings under the Purchase Agreement, as amended, and (iii) confirms that, solely in connection with the issuance of the Shares or the Additional Shares or the adjustment of the Applicable Conversion Value (as defined in the Restated Charter) with respect to any series of Preferred Stock solely as a result of such issuance, such Purchaser, with respect to the shares of each series of Preferred Stock it holds prior to the Closing, has no right to an adjustment of the Applicable Conversion Value for such series of Preferred Stock other than any adjustment indicated on EXHIBIT B hereto.

     Section 4. EFFECTIVENESS. This Amendment shall become effective as of the date hereof. Except as set forth in this Amendment, all terms and provisions of the Purchase Agreement shall remain in full force and effect in accordance with the terms thereof.

     Section 5. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware.

     Section 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                                  [END OF TEXT]

                 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                NEUROMETRIX, INC.


                                By: /s/ Shai N. Gozani
                                   -------------------
                                   Name:  Shai N. Gozani, M.D., Ph.D.
                                   Title: Chief Executive Officer


                                PURCHASERS:


                                WHITNEY STRATEGIC PARTNERS III, L.P.
                                By: J.H. Whitney Equity Partners L.L.C.,
                                    Its General Partner


                                By: /s/ William Laverack, Jr.
                                   --------------------------
                                   Name:  William Laverack, Jr.
                                   Title: Managing Member


                                J.H. WHITNEY III, L.P.
                                By: J.H. Whitney Equity Partners L.L.C.,
                                    Its General Partner


                                By: /s/ William Laverack, Jr.
                                   --------------------------
                                   Name:  William Laverack, Jr.
                                   Title: Managing Member


                                HARRIS & HARRIS GROUP, INC.


                                By: /s/ Mel P. Melsheimer
                                   ----------------------
                                   Name:. Mel P. Melsheimer
                                   Title: President


         [Signature Page to Amendment No. 1 to Stock Purchase Agreement]

                                DELPHI VENTURES IV, L.P.
                                By: Delphi Management Partners IV, L.L.C.,
                                    Its General Partner


                                By: /s/ David Douglass
                                   -------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                DELPHI VENTURES IV, L.P.
                                By: Delphi Management Partners IV, L.L.C.,
                                    Its General Partner


                                By: /s/David Douglass
                                   ------------------
                                   Name:  David Douglass
                                   Title: Managing Member


                                BANCBOSTON VENTURES INC.


                                By: /s/ John B. McCormick
                                   ------------------------
                                   Name: John B. McCormick
                                   Title: Vice President


                                MASSACHUSETTS INSTITUTE OF
                                TECHNOLOGY


                                By: /s/ Allan S. Bufferd
                                   ----------------------
                                   Name:  Allan S. Bufferd
                                   Title: Treasurer


         [Signature Page to Amendment No. 1 to Stock Purchase Agreement]

                                COMMONWEALTH CAPITAL VENTURES II L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   ---------------------
                                   Name:  Jeffrey M. Hurst
                                   Title: General Partner


                                CCV II ASSOCIATES L.P.
                                By: Commonwealth Venture Partners II L.P.,
                                    Its General Partner


                                By: /s/ Jeffrey M. Hurst
                                   ---------------------
                                   Name:  Jeffrey M. Hurst
                                   Title: General Partner


                                /s/ Robert B. Schulz
                                --------------------
                                Robert B. Schulz


         [Signature Page to Amendment No. 1 to Stock Purchase Agreement]